UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2021

MGP Ingredients, Inc.
(Exact name of registrant as specified in its charter)

Kansas	0-17196	45-4082531
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Cray Business Plaza
100 Commercial Street
Box 130
Atchison, Kansas 66002
(Address of principal executive offices) (Zip Code)

(913) 367-1480
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	MGPI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On April 1, 2021, MGP Ingredients, Inc. (the "Company", or "MGP") announced that it had completed the acquisition of Luxco, Inc. and its affiliates pursuant to the Agreement and Plan of Merger with London HoldCo, Inc. (“HoldCo”), Luxco Group Holdings, Inc., LRD Holdings LLC, LDL Holdings DE, LLC, and KY Limestone Holdings LLC, the shareholders of HoldCo (the “Sellers”), and Donn S. Lux, as Sellers’ Representative. On April 1, 2021, HoldCo merged with and into the Company, with the Company as the surviving corporation, and Luxco, Inc. and its affiliates became direct and indirect wholly-owned subsidiaries of the Company (the “Merger”).

As exhibit 99.1 hereto, the Company is filing the unaudited pro forma combined statement of income of the Company giving effect to the Merger for the year to date period ended September 30, 2021. The pro forma combined statement of income included in this Current Report on Form 8-K has been presented for informational purposes only. It does not purport to represent the actual results of operations that the Company and Luxco, Inc. and its affiliates would have achieved had the companies been combined during the period presented in the pro forma statement of income and is not intended to project the future results of operations that the combined company may achieve after the Merger.

The purpose of this Current Report on Form 8-K is to, among other things, file the unaudited pro forma combined statement of income discussed above, and to allow pro forma combined statement of income to be incorporated by reference into the Company's registration statements filed with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(b) Pro forma financial information.

The Unaudited Pro Forma Combined Statement of Income for year to date ended September 30, 2021 and the notes to the unaudited pro forma combined statement of income, giving effect to the Merger, are filed herewith as Exhibit 99.1

(d) Exhibits

Exhibit Number	Description

99.1	The Unaudited Pro Forma Combined Statement of Income for year to date ended September 30, 2021, and the accompanying notes thereto

104	The cover page from this Current Report on Form 8-K, formatted in iXBRL (Inline Extensible Business Reporting Language)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        MGP INGREDIENTS, INC.

Date: November 4, 2021	By:	/s/ Brandon M. Gall
Brandon M. Gall, Vice President, Finance and Chief Financial Officer